                                                                    Exhibit 8(e)

                                     FORM OF
                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT
                                   AMENDED [ ]

NAME OF FUND                                                                 EFFECTIVE DATE
------------                                                                 --------------
A.  Sweep Funds

Schwab Money Market Fund                                                     May 1, 1993
Schwab Government Money Fund                                                 May 1, 1993
Schwab Municipal Money Fund -- Sweep Class                                   May 1, 1993
Schwab Municipal Money Fund -- Value Advantage Class                         June 6, 1995
Schwab California Municipal Money Fund -- Sweep Class                        May 1, 1993
Schwab California Municipal Money Fund -- Value Advantage Class              June 6, 1995
Schwab US Treasury Money Fund                                                May 1, 1993
Schwab New York Municipal Money Fund -- Sweep Class                          November 10, 1994

Schwab New York Municipal Money Fund -- Value Advantage Class                June 6, 1995

Schwab Government Cash Reserves Fund                                         October 20, 1997
Schwab New Jersey Municipal Money Fund                                       January 20, 1998
Schwab Pennsylvania Municipal Money Fund                                     January 20, 1998
Schwab Florida Municipal Money Fund                                          February 16, 1998

B.  Other Funds

Schwab Value Advantage Money Fund                                            May 1, 1993
Schwab Institutional Advantage Money Fund                                    May 1, 1993
Schwab Retirement Money Fund                                                 November 26, 1993


                 THE CHARLES SCHWAB FAMILY OF FUNDS

                 By:      ________________________
                 Name:    William J. Klipp
                 Title:   Executive Vice President and Chief Operating Officer

                 CHARLES SCHWAB & CO., INC.

                 By:      ________________________
                 Name:    Colleen M. Hummer
                 Title:   Senior Vice President

                                                                    Exhibit 8(e)

                                     FORM OF
                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT
                                 AMENDED [   ]

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

           FUND                                                 FEE

A.         Sweep Funds

           Schwab Money Market Fund                         An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Government Money Fund                     An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Municipal Money Fund                      An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab California Municipal Money Fund           An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab US Treasury Money Fund                    An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab New York Municipal Money Fund             An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Government Cash Reserves Fund             An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab New Jersey Municipal Money Fund           An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Pennsylvania Municipal Money Fund         An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

           Schwab Florida Municipal Money Fund              An annual fee,
                                                            payable monthly, of
                                                            twenty
                                                            one-hundredths of
                                                            one percent (.20%)
                                                            of the Fund's
                                                            average daily net
                                                            assets

B.         Other Funds

           Schwab Value Advantage Money Fund                An annual fee,
                                                            payable monthly, of
                                                            five one-hundredths
                                                            of one percent
                                                            (.05%) of the Fund's
                                                            average daily net
                                                            assets

           Schwab Institutional Advantage Money Fund        An annual fee,
                                                            payable monthly, of
                                                            five one-hundredths
                                                            of one percent
                                                            (.05%) of the Fund's
                                                            average daily net
                                                            assets

           Schwab Retirement Money Fund                     An annual fee,
                                                            payable monthly, of
                                                            five one-hundredths
                                                            of one percent
                                                            (.05%) of the Fund's
                                                            average daily net
                                                            assets

           Schwab Municipal Money Fund                      An annual fee,
                                                            payable monthly, of
                                                            five one-hundredths
                                                            of one percent
                                                            (.05%) of the Fund's
                                                            average daily net
                                                            assets

           Schwab California Municipal Money Fund           An annual fee,
                                                            payable monthly, of
                                                            five one-hundredths
                                                            of one percent
                                                            (.05%) of the Fund's
                                                            average daily net
                                                            assets

           Schwab New York Municipal Money Fund             An annual fee,
                                                            payable monthly, of
                                                            five one-hundredths
                                                            of one percent
                                                            (.05%) of the Fund's
                                                            average daily net
                                                            assets



                  THE CHARLES SCHWAB FAMILY OF FUNDS

                  By:      ________________________
                  Name:    William J. Klipp
                  Title:   Executive Vice President and Chief Operating Officer

                  CHARLES SCHWAB & CO., INC.

                  By:      ________________________
                  Name:    Colleen M. Hummer
                  Title:   Senior Vice President